UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021 (February 26, 2021)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55598 (Commission File Number)	45-4478978 (I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor, New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 454-4500
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class None	Trading Symbol(s) None	Name of each exchange on which registered None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On February 26, 2021, a group of single purpose entities structured as limited liability companies (each a “Borrower” and collectively, the “Borrowers”), each of which has as its sole member RREEF Property Operating Partnership, LP (the “Operating Partnership”), a wholly owned subsidiary of RREEF Property Trust, Inc. (the “Company”), entered into a letter agreement (the “Letter Agreement”) with respect to the Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of February 27, 2018, as amended, (the “Loan Agreement”) by and among the Borrowers, Wells Fargo Bank, National Association, as administrative agent and lender (“Wells Fargo”), and the other lending institutions that may become parties to the Loan Agreement.

The Letter Agreement amends the Loan Agreement by extending the maturity date on the revolving loans to the Borrowers thereunder to February 27, 2023 and providing that the Borrowers will have no further right to extend the term of the loan. The terms of the Loan Agreement otherwise remain unchanged.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Letter Agreement dated February 26, 2021, by and among RPT Anaheim Hills Office Plaza, LLC, RPT Heritage Parkway, LLC, RPT Terra Nova Plaza, LLC, RPT Loudoun Gateway I, LLC, RPT Allied Drive, LLC, RPT Palmetto Lakes, LLC, RPT Hialeah I, LLC, RPT Hialeah II, LLC, and Wells Fargo Bank, National Association, as Lender and administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer

        Date: March 3, 2021